Exhibit 21.1
CIM COMMERCIAL TRUST CORPORATION

LIST OF SUBSIDIARIES

Entity	State of Formation	Type of Organization
1130 Howard (SF) GP, LLC	Delaware	LLC
1130 Howard (SF) Owner, L.P.	Delaware	LP
9460 Wilshire Blvd GP, LLC	Delaware	LLC
9460 Wilshire Blvd (BH) Owner, L.P.	Delaware	LP
47 East 34th Street (NY) GP, LLC	Delaware	LLC
47 East 34th Street (NY), L.P.	Delaware	LP
4750 Wilshire Blvd. (LA) Owner, LLC	Delaware	LLC
7083 Hollywood (LA) GP, LLC	Delaware	LLC
7083 Hollywood (LA) Owner, LP	Delaware	LLC
9901 La Cienaga (Los Angeles) Owner, LLC	Delaware	LLC
9901 La Cienega (Los Angeles) TRS, LLC	Delaware	LLC
CIM Commercial Trust Corporation	Maryland	Corporation
CIM REIT LP Newco 1, LP	California	LP
CIM REIT Newco 1 GP, LLC	California	LLC
CIM Small Business Loan Trust 2018-1	Delaware	Trust
CIM Urban Holdings, LLC	Delaware	LLC
CIM Urban Partners, L.P.	Delaware	LP
CIM Urban REIT 211 Main St. (SF) GP, LLC	California	LLC
CIM Urban REIT 211 Main St. (SF), LP	California	LP
CIM Urban REIT GP I, LLC	California	LLC
CIM Urban REIT GP II, LLC	Delaware	LLC
CIM Urban REIT GP III, LLC	Delaware	LLC
CIM Urban REIT GP IV, LLC	Delaware	LLC
CIM Urban REIT Holdings, LLC	Delaware	LLC
CIM Urban REIT Properties I, L.P.	California	LP
CIM Urban REIT Properties II, L.P.	California	LP
CIM Urban REIT Properties III, L.P.	Delaware	LP
CIM Urban REIT Properties V, L.P.	Delaware	LP
CIM Urban REIT Properties VI, L.P.	Delaware	LP
CIM Urban REIT Properties VIII GP, LLC	Delaware	LLC
CIM Urban REIT Properties VIII Holdings, L.P.	Delaware	LP
CIM Urban REIT Properties VIII, L.P.	Delaware	LP
CIM Urban REIT Properties IX, L.P.	Delaware	LP
CIM Urban REIT Properties X, L.P.	Delaware	LP
CIM Urban REIT Properties XI, L.P.	Delaware	LP
CIM Urban REIT Properties XII, L.P.	Delaware	LP
CIM Urban REIT Properties XIII, L.P.	Delaware	LP
CIM Wilshire (Los Angeles) Investor, LLC	Delaware	LLC
CIM Wilshire (Los Angeles) Manager, LLC	Delaware	LLC
CIM/11600 Wilshire (Los Angeles) GP, LLC	Delaware	LLC

CIM/11600 Wilshire (Los Angeles), LP	Delaware	LP
CIM 11620 Wilshire (Los Angeles) GP, LLC	Delaware	LLC
CIM 11620 Wilshire (Los Angeles), LP	Delaware	LP
CIM/3636 McKinney Avenue (Dallas), LP	Delaware	LP
CIM/3839 McKinney Avenue (Dallas), LP	Delaware	LP
CIM/4200 Scotland Street (Houston), LP	Delaware	LP
CIM/4649 Cole Avenue (Dallas), LP	Delaware	LP
CIM/980 9th Street (Sacramento), LP	Delaware	LP
CIM/980 9th Street (Sacramento) TRS, LLC	Delaware	LLC
CIM/9901 La Cienega (Los Angeles) Owner, LLC	Delaware	LLC
CIM/9901 La Cienega (LA), L.P.	Delaware	LP
CIM/J Street Hotel Sacramento GP, LLC	California	LLC
CIM/J Street Hotel Sacramento, Inc.	California	Corporation
CIM/J Street Hotel Sacramento, L.P.	California	LP
CIM/Oakland 1 Kaiser Plaza GP, LLC	Delaware	LLC
CIM/Oakland 1 Kaiser Plaza, LP	Delaware	LP
CIM/Oakland 1333 Broadway GP, LLC	Delaware	LLC
CIM/Oakland 1333 Broadway, LP	Delaware	LP
CIM/Oakland 1901 Harrison GP, LLC	Delaware	LLC
CIM/Oakland 1901 Harrison, LP	Delaware	LP
CIM/Oakland 2353 Webster, LP	Delaware	LP
CIM/Oakland Center 21 GP, LLC	Delaware	LLC
CIM/Oakland Center 21, LP	Delaware	LP
CIM/Oakland Downtown, Inc.	California	Corporation
CIM/Oakland Downtown, L.P.	Delaware	LP
CIM/Oakland Office Portfolio GP, LLC	Delaware	LLC
CIM/Oakland Office Portfolio, LP	Delaware	LP
CIM/Oakland Office Properties GP, LLC	Delaware	LLC
CIM/Texas Apartments GP 1, LLC	Delaware	LLC
CIM/Union Square 825 GP LLC	Delaware	LLC
CIM/Union Square 941 GP LLC	Delaware	LLC
CIM/Union Square 825 Holdings GP LLC	Delaware	LLC
CIM/Union Square 941 Holdings GP LLC	Delaware	LLC
CIM/Union Square Plaza GP LLC	Delaware	LLC
First Western SBLC, Inc.	Florida	Corporation
FW Asset Holding, LLC	Delaware	LLC
Lindblade Media Center (LA) Owner, LLC	Delaware	LLC
PMC Asset Holding, LLC	Delaware	LLC
PMC Commercial Lending, LLC	Delaware	LLC
PMC Funding Corp.	Florida	Corporation
PMC Mortgage Corp., LLC	Delaware	LLC
PMC Preferred Capital Trust-A	Delaware	Trust
PMC Properties, Inc.	Delaware	Corporation
Two Kaiser Plaza (Oakland) Owner, LLC	Delaware	LLC
Union Square 825 Property, LP	Delaware	LP
Union Square 941 Property, LP	Delaware	LP

Union Square 825 Holdings, LP	Delaware	LP
Union Square 941 Holdings, LP	Delaware	LP
Union Square Plaza Owner LP	Delaware	LP
Urban Partners GP, LLC	Delaware	LLC
WEH Capitol, LLC (800 N. Capitol)	Delaware	LLC
Urban Partners GP Manager, LLC	Delaware	LLC
Galaxy 800 N. Capitol Owners, LLC (800)	District of Columbia	LLC